Significant events after the reporting periods	12 Months Ended
Dec. 31, 2024
Significant events after the reporting period [Abstract]
Significant events after the reporting periods
38.
Significant events after the reporting period
a)
On January 21, 2025, the Company’s Board of Directors approved to implement a treasury stock transaction from January 22, 2025 to March 21, 2025, repurchasing up to 10,000 thousand shares to maintain the Company’s credit and shareholders’ equity. The Company has completed the aforementioned share buyback program during the first quarter of 2025, with a transaction amount of NT$321,705 thousand. On April 15, 2025, the Company’s Board of Directors resolved to cancel the 10,000 thousand shares.
b)
Information about the appropriations of 2024 earnings is provided in Note 22.